                              AMENDMENT NUMBER SEVEN TO
                             LOAN AND SECURITY AGREEMENT


     This AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 16, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and, on the other hand, COMMUNICATION TELESYSTEMS INTERNATIONAL, dba WORLDxCHANGE Communications, a California corporation ("WXCC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, WORLDxCHANGE COMMUNICATIONS, INC., a Canadian corporation ("WXC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, CTS TELCOM HOLDINGS, INC., a Delaware corporation ("Holdings"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 and CTS TELCOM, INC., a Florida corporation ("CTST"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 (WXCC, WXC, Holdings, and CTST, and each of them, and any one or more of them, jointly and severally, individually and collectively, "Borrower"), with reference to the following facts:

     A. WHEREAS, Foothill, as lender, and Borrower are parties to that certain Loan and Security Agreement, dated as of March 11, 1997, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 31, 1997, as amended by that certain Amendment No. Two to the Loan and Security Agreement, dated as of February 20, 1998, as amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of April 27, 1998, as amended by that certain Amendment Number Four to Loan and Security Agreement, dated as of August 25, 1998, as amended by that certain Amendment Number Five to Loan and Security Agreement, dated as of December 29, 1998, and as amended by that certain Amendment Number Six to Loan and Security Agreement, dated as of March 15, 1999 (as so amended and as otherwise amended, modified, supplemented, renewed, extended, or restated from time to time, including, without limitation, by this Amendment the "Loan Agreement");

     B. WHEREAS, Borrower has requested Foothill to amend the Loan Agreement to (i) increase the advance rate for Advances, (ii) increase the Permitted Capital Expenditure Amount, and (ii) provide for an Advance to fund, in part, the consideration to be paid by Borrower in connection with the acquisition of a share in a submarine cable;

     C. WHEREAS, Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof;

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1.   INITIALLY CAPITALIZED TERMS.


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          All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.


          2.   AMENDMENTS TO THE LOAN AGREEMENT.

               a. SECTION 1.1 of the Loan Agreement hereby is amended by adding the following defined terms in alphabetical order:

               "SEVENTH AMENDMENT means, that certain Amendment Number Seven to Loan and Security Agreement, dated as of June 16, 1999, between Foothill and Borrower."

               "SOUTHERN CROSS LOAN" means an Advance to fund a portion of the consideration paid by Borrower for the acquisition of an IRU interest in a submarine cable from Southern Cross Cables Limited, such Advance to be in an amount not to exceed the lesser of (a) $1,400,000, and (b) 80% of the total consideration paid by Borrower for such acquisition.

               b. SECTION 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms:

               "BASE PERMITTED CAPITAL EXPENDITURE AMOUNT"

               "CARRYOVER AMOUNT"

               c. SECTION 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety and replacing them in their entirety with the defined terms set forth below in alphabetical order:

               "DIRECT ACCOUNT DILUTION RESERVE" means, as of any date of determination by Foothill, which determinations shall not be made more frequently than monthly without the consent of Borrower unless an Event of Default has occurred and is continuing, an amount sufficient to reduce Foothill's advance rate against Direct Accounts by one percentage point for each percentage point by which Direct Account Dilution is in excess of five percent (5%).

               "LOAN DOCUMENTS means, this Agreement, the Canadian Security Agreements, the Pledge Agreements, the Disbursement Letter, the Guarantees, the Tel-Save Intercreditor Agreement, the Lockbox Agreements, any
     Mortgages hereafter delivered by Borrower to Foothill, the Suretyship Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement."

               "REDUCING AMOUNT" means, as of any date of determination thereof, the sum of (a) $5,000,007.01, as of the Closing Date, reduced cumulatively on the first and fifteenth day of each calendar month, commencing April 1, 1999, and continuing thereafter on the first and fifteenth day of each succeeding calendar month, by a bi-monthly reduction of $150,000, PLUS (b) from and after the making of the Southern

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     Cross Loan, an amount equal to the Southern Cross Loan.

               d. SECTION 1.1 of the Loan Agreement is hereby amended, effective as of March 31, 1999, by deleting the following defined terms in their entirety and replacing them in their entirety with the defined terms set forth below in alphabetical order:

               "PERMITTED CAPITAL EXPENDITURE AMOUNT" means (a) $100,000,000 for Borrower's fiscal year ending September 30, 1999, and (b) an amount equal to the result of $175,000,000, MINUS the amount of capital expenditures made by Borrower during Borrower's fiscal year ending September 30, 1999, for Borrower's fiscal year ending September 30, 2000.

               e. CLAUSES (w) AND (x) of the definition of "Borrowing Base" contained in SECTION 2.1 of the Loan Agreement hereby are amended and restated in their entirety to read as follows:

               (w) eighty-five percent (85%) of the result of the following calculation: (the amount of Eligible Direct Accounts, LESS the amount, if any, of the Direct Account Dilution Reserve), PLUS

               (x)  fifty percent (50%) of Eligible Unbilled Direct Accounts,
     PLUS

               f. SECTION 7.10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

               7.10 CAPITAL EXPENDITURES. (a) Make any capital expenditures in the aggregate in excess of the Permitted Capital Expenditure Amount during any fiscal year; or (b) make any capital expenditures (other than capital expenditures financed with purchase money Indebtedness) at any time unless Total Availability at such time is equal to or greater than $3,000,000

          3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4. TERMINATION OF GUARANTY. Foothill hereby agrees that the Guarantees executed by each of Roger B. Abbott, Rosalind Abbott, and Edward S. Soren, shall be terminated.

          5. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following on or before June 25, 1999, shall constitute conditions precedent to the effectiveness of this Amendment:


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               a.   Foothill shall have received an amendment fee in the amount of $12,500 in connection herewith;

               b. Borrower shall have executed and delivered an officer's certificate with respect to this Seventh Amendment in form and substance satisfactory to Foothill;

               c. Borrower shall have delivered to Foothill, the Sixth Amendment, duly executed by Borrower, together with all agreements and documents entered into or executed in connection therewith;

               d. Foothill shall have received the acknowledgment and agreement of each of its Participants in the secured credit facilities extended to Borrower under the Agreement to this Amendment;

               e. The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               h. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               i. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          6. EFFECT ON LOAN AGREEMENT. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof. The consents contained herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which each such consents are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, (as they may from time to time be amended), except and only to the extent expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under any of the Loan Documents.

          7. FURTHER ASSURANCES. Borrower shall, and shall cause Guarantor to, execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

          8.   MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by fax shall be equally as effective as a manually executed counterpart. Any party delivering any executed counterpart to this Amendment by fax shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the effectiveness or validity hereof.


                     [Remainder of page intentionally left blank]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By:
                                      ------------------------------
                                   Title:
                                         ------------------------------


                                   COMMUNICATION TELESYSTEMS
                                   INTERNATIONAL dba
                                   WORLDxCHANGE COMMUNICATIONS,
                                   a California corporation

                                   By:  /s/ Edward S. Soren
                                      ------------------------------
                                   Title: Executive Vice President
                                         -------------------------


                                   WORLDxCHANGE COMMUNICATIONS,
                                   INC., a Canadian corporation

                                   By: /s/ Edward S. Soren
                                      ------------------------------
                                   Title:    President
                                       -----------------------------


                                   CTS TELCOM HOLDINGS, INC.,
                                   a Delaware corporation

                                   By:  /s/ Edward S. Soren
                                      ------------------------------
                                   Title:    President
                                       -----------------------------


                                   CTS TELCOM, INC.,
                                   a Florida corporation

                                   By:  /s/ Edward S. Soren
                                      ------------------------------
                                   Title:    President
                                       -----------------------------